United States
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                      _______________________


                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

                      _______________________




Date of report (Date of earliest event reported) August 10, 1998
                                                 ---------------

                   CATALYST INTERNATIONAL, INC.
      ----------------------------------------------------
      (Exact name of Registration as Specified in Charter)


Delaware                         0-27138          39-1415889
-----------------------------------------------------------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
      of Incorporation)        File Number)   Identification No.)


 8989 North Deerwood Drive, Milwaukee, WI          53223
-----------------------------------------------------------------
   (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code(414) 362-6800



                           Page 1 of 5
                      Exhibit Index on Page 2

ITEM 5.OTHER EVENTS

On August 10, 1998, the Company purchased all of the outstanding stock of Kearney Systems, Inc., an NT-based WMS developer with corporate headquarters in Orlando, Florida. The total purchase price was approximately $1.6 million, most of which was paid in the form of Catalyst stock. The transaction was structured as a merger in which a newly formed Catalyst subsidiary was merged with Kearney Systems. The transaction will be accounted for as a purchase.


ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired

Not applicable.

(b)    ProForma Financial Information

Not applicable.

(c)    Exhibits

99.1   Press Release dated August 12, 1998.

                              Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CATALYST INTERNATIONAL, INC.


Date:  August 19, 1998   By:/s/ Sean P. McGowan
                            -------------------------------------
                            Sean P. McGowan
                            President and Chief Executive Officer

EXHIBIT INDEX

                                                    Sequentially
                                                      Numbered
                                                    Page Number

(c)   Exhibits

99.1  Press Release dated August 12, 19985

                                                     Exhibit 99.1


FOR IMMEDIATE RELEASE

For Additional Information Contact:
PR contact: Renee Truttmann, (414) 362-6870
IR contact: Sean P. McGowan, (414) 362-8958


           CATALYST INTERNATIONAL COMPLETES ACQUISITION
                    OF KEARNEY SYSTEMS, INC.

         Acquisition of NT-based WMS provider complements
                  Catalyst's existing suite of
                logistics software applications

Milwaukee, WI, August 12, 1998... Catalyst International, Inc. (NASDAQ/NMS: CLYS) today announced it has completed the previously announced purchase of stock of Kearney Systems, Inc., an NT-based WMS developer with corporate headquarters in Orlando, Florida. Total purchase price was approximately $1.6 million. The transaction was structured as a merger in which a newly formed Catalyst subsidiary was merged with Kearney Systems.

Kearney Systems is a fourteen-year-old supplier of warehousing and distribution software with over 80 customers and 200 installations. Kearney's success can be attributed to their focus on small and mid-sized manufacturers and distributors. Customers include Carter-Wallace, Marcal Paper, Ryan Foods (a division of Dean Foods), Sprint Communications, Citrus World and Johnson Controls. Robert Kearney, President of Kearney Systems, will remain actively involved in the new venture.

"We are pleased that the acquisition was completed quickly, as it provides us with an immediately salable NT-based WMS. We are now able to offer a premium WMS solution to companies regardless of their technology preference - UNIX or NT," said Sean P. McGowan, President and CEO.

Headquartered in Milwaukee, Wisconsin, Catalyst develops and delivers Warehouse Management Systems (WMS) software solutions for companies who are proactive in their efforts to improve the efficiency, accuracy and value-added service capabilities of their logistics operations. For over 19 years, Catalyst has focused on providing a suite of warehousing solutions that fulfill those needs. Catalyst WMS solutions are used by companies around the world, in a wide variety of industries, including consumer goods manufacturers, retailers and automotive parts suppliers. Catalyst customers include leading companies such as Dollar General, Family Dollar, General Motors, Panasonic, Nestle, Reebok, Renault, Sony Music, and Tenneco Packaging.

                               # # #

        For more information on Catalyst, please see the company website at www.catalystwms.com.